SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 13, 2006
FLOWSERVE CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-13179	31-0267900
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 443 — 6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
Signature
Exhibit Index
Press Release
Transcript of Conference Call

Item 2.02. Results of Operations and Financial Condition.
     On February 13, 2006, the Company issued a press release announcing increased bookings and backlog for the fourth quarter ending December 31, 2005, and debt repayments during the quarter ended December 31, 2005. The Company also announced increased bookings and backlog for full year 2005 and reaffirmed its positive outlook for the future.
     The press release is furnished as Exhibit 99.1 to this Form 8-K.
     On February 13, 2006, the Company also hosted a conference call to discuss the filing of the Company’s 2004 Form 10-K Annual Report with the Securities and Exchange Commission, its financial results for the year ended December 31, 2004, the impact of the restatement, and certain items in 2005. A transcript of the call is attached hereto as Exhibit 99.2 and incorporated herein by reference.
     The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

99.1	Press Release issued by the Company on February 13, 2006 furnished pursuant to Item 2.02 of this Form 8-K.

99.2	Transcript of conference call, dated February 13, 2006 furnished pursuant to Item 2.02 of this Form 8-K.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION

By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel
Date: February 17, 2006

Exhibit Index

Exhibit
Number	Description

99.1	Press Release issued by the Company on February 13, 2006 furnished pursuant to Item 2.02 of this Form 8-K.

99.2	Transcript of conference call, dated February 13, 2006 furnished pursuant to Item 2.02 of this Form 8-K.